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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   EXHIBIT TO

                                   FORM 8-K/A

                               AMENDMENT NO. 1 TO

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

                       THE SECURITIES EXCHANGE ACT OF 1934

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                           thehealthchannel.com, Inc.
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                                December 17, 1999

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December 15, 1999



Securities and Exchange Commission
Washington, D.C.  20549

Re:  thehealthchannel.com, Inc.
     File No. 33-0728140

Dear Sir or Madam:

We have read Item 4 of the Form 8-K of thehealthchannel.com, Inc. dated December 13, 1999, and agree with the statements contained therein.

Very truly yours,


/s/ Singer, Lewak, Greenbaum & Goldstein, LLP
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SINGER, LEWAK, GREENBAUM & GOLDSTEIN LLP